SUMMARY OF
                           HEALTH ADVANTAGE AGREEMENT


     The "Definitive Asset Purchase and Sale Agreement to Acquire the Rights and Materials Concerning the Concept and Product Health Advantage" (hereafter "the Contract"), contains the terms of the agreement whereby Genus International Corporation ("Genus") agrees to purchase from Swiss companies (Unicible and CDS Theoreme SA) all of the rights and materials concerning "Health Advantage".

     The purchase price of the transaction was 450,000 Swiss Francs payable to Unicible, and 130,000 Swiss Francs payable to CDS Theoreme SA, as well as one percent (1%) of the common stock of Infomedics, a Swiss company, to CDS Theoreme SA. The closing date was set for January 15, 1999, which has been extended to allow for the financing of Genus.

     The transaction between the parties includes a confidentiality agreement as to all parties. The Contract is governed by the laws of Switzerland and any dispute is to be submitted to arbitration in Switzerland.

           DEFINITIVE ASSET PURCHASE AND SALE AGREEMENT TO ACQUIRE THE
             RIGHTS AND MATERIALS CONCERNING THE CONCEPT AND PRODUCT
                                HEALTH ADVANTAGE

         This DEFINITIVE ASSET PURCHASE AND SALE AGREEMENT (the "DEFINITIVE AGREEMENT") contains the terms and conditions under which GENUS International Corporation, a Delaware corporation (hereinafter referred to as "BUYER") agrees to purchase from UNICIBLE, a Swiss Corporation and CDS THEOREME SA (hereinafter referred to as "SELLERS") all of the rights and materials concerning the CONCEPT and PRODUCT known as HEALTH ADVANTAGE (the "PROPERTY" DESCRIBED BELOW). Any prior proposals or letters of intent or LETTER AGREEMENTS concerning this acquisition by BUYER are hereby superceded by this AGREEMENT.

         Only when this DEFINITIVE AGREEMENT, together with the closing documents as described below, is executed and delivered by all required parties and all necessary consents are obtained, will BUYER be bound to purchase and SELLERS be bound to sell the property, under the terms and conditions of this DEFINITIVE AGREEMENT.

     Notwithstanding the foregoing, BUYER and SELLERS (hereinafter referred to as the "PARTIES") agree that the provisions contained in Paragraphs 2.a. and 5. herein represent legally binding agreements of the PARTIES, enforceable against the PARTIES and their respective transferees, successors and assigns and Paragraphs 2.a. and 5. shall survive any termination of this DEFINITIVE AGREEMENT indefinitely.

1.       PROPERTY

         The PROPERTY shall include:

          a. the rights to develop and commercialize the CONCEPT and PRODUCT known as "HEALTH ADVANTAGE" in accordance with the Business Plan Summary contained in EXHIBIT "A" which, by attaching it hereto, is made a part of this DEFINITIVE AGREEMENT;




                                                       /s/  /s/  /s/
                                           Initials: ____, ___, ___

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GIC-UNICIBLE-CDS DEFINITIVE AGREEMENT
November 27, 1998

          b. the rights to the name "HEALTH ADVANTAGE", together with all copyrights and rights to copyright and patent any and all features and the intellectual property associated with the CONCEPT and PROGRAM known as "HEALTH ADVANTAGE";

          c. the deliverables as listed in the Schedule "1 Health Advantager Invetaire produlte et documentation livres", including all items listed under sections 1.1 through 1.5, dated 13.02.98, and made a part of this DEFINITIVE AGREEMENT by attaching it hereto as EXHIBIT "B".

     The PROPERTY shall be transferred at closing to BUYER free and clear of any and all encumbrances. Except as set forth in this Paragraph 1., no other assets or liabilities of the SELLERS shall be included in the PROPERTY transferred to BUYER at closing of the transaction contemplated herein. Specifically excluded are claims or causes of action against SELLERS in connection with acts or occurrences prior to the closing date.

2.       PRICE AND TERMS

         a.       Purchase Price:

               i. Francs Suisses 450,000 (Four Hundred Fifty Thousand Swiss Francs) payable in two (2) installments to UNICIBLE as follows:

                    (a) Francs Suisses 330,000 (Three Hundred Thirty Thousand Swiss Francs) payable in cash at closing.

                    (b) Francs Suisses 120,000 (One Hundred Thirty Thousand Swiss Francs) payable in cash thirty 30)days after closing.

               ii. Francs Suisses 130,000 (One Hundred Twenty Thousand Swiss Francs) together with one (1) percent of the issued and outstanding shares of the common stock of the Buyer payable and deliverable to CDS THEOREME SA as follows:

                    (a) Francs Suisses 100,000 (One Hundred Thousand Swiss Francs) payable in cash at closing.

                    (b) Francs Suisses 30,000 (Thirty Thousand Swiss Francs) payable in cash thirty (30 days after closing.

                    (c) One (1) percent of the common stock of BUYER deliverable to CDS THEOREME SA on signing of this agreement by SELLERS. Said stock shall be considered a good faith deposit (the "DEPOSIT") by BUYER and shall remain the property of CDS THEOREME SA whether or not the transaction contemplated herein closes or not.
                                                          /s/  /s/  /s/
                                                Initials: ___, ___, ___


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GIC-UNICIBLE-CDS DEFINITIVE AGREEMENT
November 27, 1998

         b.       Terms:

                  OBLIGATIONS OF SELLERS

                    i. At closing, SELLERS shall warrant to BUYER that the Purchase Price as defined in Paragraph 2.(a) herein represents full and complete payment for the PROPERTY as described in Paragraph 1.

                    ii. SELLERS will deliver to BUYER, at closing, a binding non-competition agreement, the terms and conditions of which have been negotiated and agreed upon between SELLERS and BUYER.

                  OBLIGATIONS OF BUYER

                    i.   Ommitted

3.       CLOSING

         BUYER and SELLERS shall close the transaction no later than January 15, 1999, unless both BUYER and SELLERS agree upon another date.

4.       DUE DILIGENCE

         BUYER hereby acknowledges that:

                    a.   It  has  hereto  fore   undertaken  its  financial  and
                         physical investigations of the PROPERTY, and

                    b. is and will be relying strictly and solely upon such investigation and the advice and counsel of its agents and officers. As such, BUYER waives any further due diligence or contingency period with respect to the transaction contemplated herein.

5.       CONFIDENTIALITY

         BUYER and SELLERS shall maintain complete confidentiality with respect to all elements of this DEFINITIVE AGREEMENT other than as necessary to secure the approvals of the appropriate Officers, Boards, Shareholders, Investors or Financial Advisors.

                                                         /s/  /s/  /s/
                                               Initials: ___, ___, ___


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GIC-UNICIBLE-CDS DEFINITIVE AGREEMENT
November 27, 1998

The laws of Switzerland shall govern this DEFINITIVE AGREEMENT. Any dispute arising out of or in conjunction with this DEFINITIVE AGREEMENT shall be submitted to an arbitral tribunal composed of one arbitrator appointed in accordance with the Rules of the Geneva Chamber of Commerce. The arbitration proceedings shall be conducted in English. The seat of the arbital tribunal shall be in Geneva.

This DEFINITIVE AGREEMENT may be executed in any number of counterparts with the same effect as if all parties hereto had signed the same document. All counterparts shall be construed together and shall constitute one DEFINITIVE AGREEMENT.

6.       SIGNATURES

GENUS International Corporation, a Delaware Corporation

BY:      /S/L. Allen Pesch                        Date: January 15, 1999
         L. Allen Pesch, its President



UNICIBLE Informatique Bancaire

BY:      /S/Kurt Oesch                            Date:  January 6, 1999
         Kurt Oesch
                                                  /s/Gerard Favet
                                                  Gerard FAVET


CDS THEOREME SA



BY:      /S/Eric Hauf                             Date:  January 6, 1999
         Eric Hauf, its President















                                                       Initials: ___, ___, ___


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GIC-UNICIBLE-CDS DEFINITIVE AGREEMENT
November 27, 1998

Health Advantage - list of deliverables - project documentation

1.   Product Health Advantage : deliverables

Items                                        Format

Functional specifications                    paper report + Word file
* Global concept
* Data structure
* Business functions
* Access and storage security concept
* Notes
* Appendix:
     * Functional model                      Freelance file
     * Data model                            Freelance file

Prototype
* Objectives                                 paper report + Word file
* Target market - partners                   paper report + Word file
* Prototype's functions                      paper report + Word file
* Data                                       paper report + Word file
* Presentation's script                      paper report + Word file
* Notes and comments on the presentations    paper report + Word/Amipro files
* Setup program executable (Windows 95 or NT)HA5.EXE
* Data base                                  BD Access
* Source code                                Visual Basic 4
* Installation's procedure                   paper report + Word file
* Using procedure                            paper report + Word file
* Automatic demonstration                    Screencam

Structuring medical data base: splitting and analysis

* Vadamacum                                  paper report + Word file
* Trauma structuring                         paper report + Word file

Diagnosis structuring                        paper report + Word file

Status specifications                        paper report + Word file

Development planning                         paper report + Excel file
* Steps
* Estimations


GFA/invdehoe/04.01.99

2.   Technical and planning informations (for information)

Items                                        Format

Feasability study                            paper report

Objectives                                   paper report + Word file
* General
* Functional
* Technical
* Security and data privacy
* Business
* Financial

Versions deployment strategy                 paper report + Word file

"Carnet de sante"                            paper report + Word file
* Objectives
* Proposed services
* Technical architecture

Technical architecture of Health Advantage   paper report + Word/PowerPoint file

Competing products                           paper report + Word file

Standards and codifications                  paper report + Word file

3.   Documentation about health policy and IT

4.   Software (to be confirmed)
     * Access
     * Visual Basic version 4

5.   Hardware (to be confirmed)
     1 IBM PS277 488DX2







GFA/Invdehoe/04.01.99